UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NOMURA ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOMURA ETF TRUST

Nomura Global Listed Infrastructure ETF

Nomura Energy Transition ETF

Nomura Tax-Free USA Short Term ETF

Nomura Focused Large Growth ETF

Nomura Focused Emerging Markets Equity ETF

Nomura Focused International Core ETF

Nomura National High-Yield Municipal Bond ETF

Nomura Tax-Free USA ETF

Nomura Transformational Technologies ETF

100 Independence

610 Market Street

Philadelphia, PA 19106

Dear Shareholder:

I am writing to let you know that a joint special meeting of the shareholders of the Nomura Global Listed Infrastructure ETF, Nomura Energy Transition ETF, Nomura Tax-Free USA Short Term ETF, Nomura Focused Large Growth ETF, Nomura Focused Emerging Markets Equity ETF, Nomura Focused International Core ETF, Nomura National High-Yield Municipal Bond ETF, Nomura Tax-Free USA ETF, and Nomura Transformational Technologies ETF (each, a “Fund,” and together, the “Funds”), each a series of Nomura ETF Trust (the “Trust”), will be held via live webstream on September 9, 2026 at 12:00 p.m. ET (the “Meeting”). You are receiving this letter because you were a shareholder of record of at least one Fund as of June 11, 2026 (the “Record Date”). As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposal and the materials to use when voting by mail, telephone or through the Internet.

At the Meeting, shareholders of each Fund will be asked to elect eleven nominees to the Board of Trustees of the Trust. Currently, the mutual funds and exchange-traded funds (“ETFs”) offered by Nomura Asset Management (“Nomura”) are overseen by two separate groups of trustees. One of these groups consists of the current Trustees of the Trust. The other group consists of members of the board of trustees of the Nomura Funds, which is largely a mutual fund complex. The Board that oversees your Fund(s) and the board of trustees of the Nomura Funds believe there would be benefits to the shareholders of both the Trust and of the Nomura Funds if the membership of the boards is aligned so that all of the mutual funds and ETFs offered by Nomura are overseen by the same group of trustees. Two of the nominees currently serve as Trustees of the Trust, one of which also currently serves as a trustee of the Nomura Funds. Nine of the nominees currently serve solely as trustees of the Nomura Funds.

As further described in the enclosed joint proxy statement, the proposal of a common board overseeing the mutual funds and ETFs reflects what is occurring in the broader industry where the mutual fund and ETF worlds are converging through conversions of mutual funds to ETFs, the addition of ETF share classes to existing mutual funds, and the addition of mutual fund share classes to existing ETFs. The Board of Trustees of the Trust (“Board”) believes a combined board will strengthen the governance and oversight of these expanded offerings. Further, the Board believes a combined board will bring broader skill sets, backgrounds and depths of experiences to bear in the oversight of the Funds. The proposed combination also addresses current and future succession planning needs by creating a fully-elected board that will be able to refresh its membership as needed for the foreseeable future without incurring additional costs to seek shareholder approval to elect trustees each time there is a trustee resignation or departure. Finally, because of the fee structure for each current Fund of the Trust, these benefits would be achieved with no extra costs being borne by the current shareholders. Information about the nominees is provided in the accompanying joint proxy statement.

The Board has unanimously approved each nominee and recommends that you vote “FOR” the election of each nominee.

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting virtually can do so. To participate in the Meeting, you must request the Meeting credentials by emailing sfs-meetinginfo@sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting. Requests for registration should be received no later than 12:00 p.m., Eastern time, the day prior to the Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email Sodali & Co. Fund Solutions (“SFS”) at sfs-meetinginfo@sodali.com no later than 12:00 p.m., Eastern time, the day prior to the Meeting. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to SFS at sfs-meetinginfo@sodali.com and put “Legal Proxy” in the subject line. SFS will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting.

If you have any questions about the proposal or how to vote, you may call SFS at: (888) 267-6485 and a representative will assist you. For technical assistance during the Meeting, please contact SFS at: SFS-Info@Sodali.com or call (888) 267-6485.

Whether or not you plan to attend the Meeting virtually, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Funds as of the close of business on the Record Date. If you held shares as of the Record Date, you are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, by visiting the Internet website listed on the enclosed proxy card, or by attending the Meeting via live webstream and voting at the Meeting. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, SFS, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call SFS at (888) 267-6485 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

/s/ Anthony Caruso

Anthony Caruso

President and Chief Executive Officer of the Trust

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement are available at https://proxyvotinginfo.com/p/nomuraetfs2026.

NOMURA ETF TRUST

Nomura Global Listed Infrastructure ETF

Nomura Energy Transition ETF

Nomura Tax-Free USA Short Term ETF

Nomura Focused Large Growth ETF

Nomura Focused Emerging Markets Equity ETF

Nomura Focused International Core ETF

Nomura National High-Yield Municipal Bond ETF

Nomura Tax-Free USA ETF

Nomura Transformational Technologies ETF

100 Independence

610 Market Street

Philadelphia, PA 19106

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 9, 2026

Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of the Nomura Global Listed Infrastructure ETF, Nomura Energy Transition ETF, Nomura Tax-Free USA Short Term ETF, Nomura Focused Large Growth ETF, Nomura Focused Emerging Markets Equity ETF, Nomura Focused International Core ETF, Nomura National High-Yield Municipal Bond ETF, Nomura Tax-Free USA ETF, and Nomura Transformational Technologies ETF (each, a “Fund,” and together, the “Funds”), each a series of Nomura ETF Trust (the “Trust”), will be held via live webstream on September 9, 2026 at 12:00 p.m. Eastern Time.

At the Meeting, shareholders of record of each Fund will be asked to elect the following eleven individuals to serve as Trustees of the Trust: (i) Brian A. Swain, a current Trustee of the Trust, (ii) Ann D. Borowiec, a current Trustee of the Trust and a current trustee of the Nomura Funds, a separate fund complex sponsored by Nomura Asset Management (the “Nomura Funds”); and (iii) Shawn K. Lytle, Jerome D. Abernathy, Joseph W. Chow, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Frances A. Sevilla-Sacasa, Thomas K. Whitford and Christianna Wood, each a current trustee of the Nomura Funds, and to act upon the transaction of such other business, if any, as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust has unanimously approved each nominee and recommends that you vote “FOR” the election of each nominee.

Please read the joint proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Joint Special Meeting of Shareholders (the “Notice”), joint proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to a Fund. If you complete, sign and return the proxy card, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote, your proxy will be voted FOR the election of each nominee.

Shareholders of record of a Fund at the close of business on June 11, 2026 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via live webstream.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA LIVE WEBSTREAM, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you attend the Meeting via live webstream and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via live webstream, however, will not revoke a previously given proxy.

The Meeting will be conducted exclusively via live webstream. To participate in the Meeting, you must request the Meeting credentials by emailing sfs-meetinginfo@sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting. Requests for registration should be received no later than 12:00 p.m., Eastern time, the day prior to the Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email Sodali & Co. Fund Solutions (“SFS”) at sfs-meetinginfo@sodali.com no later than 12:00 p.m., Eastern time, the day prior to the Meeting. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to SFS at sfs-meetinginfo@sodali.com and put “Legal Proxy” in the subject line. SFS will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting.

If you have any questions prior to the Meeting, please call SFS at: (888) 267-6485. For technical assistance during the Meeting, please contact SFS at: SFS-Info@Sodali.com or call (888) 267-6485.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting. This Notice and the joint proxy statement are available on the internet at https://proxyvotinginfo.com/p/nomuraetfs2026. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees

/s/ Anthony Caruso

Anthony Caruso

President and Chief Executive Officer of the Trust

NOMURA ETF TRUST

Nomura Global Listed Infrastructure ETF

Nomura Energy Transition ETF

Nomura Tax-Free USA Short Term ETF

Nomura Focused Large Growth ETF

Nomura Focused Emerging Markets Equity ETF

Nomura Focused International Core ETF

Nomura National High-Yield Municipal Bond ETF

Nomura Tax-Free USA ETF

Nomura Transformational Technologies ETF

100 Independence

610 Market Street

Philadelphia, PA 19106

JOINT PROXY STATEMENT FOR THE

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 9, 2026

This joint proxy statement (“Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Nomura Global Listed Infrastructure ETF, Nomura Energy Transition ETF, Nomura Tax-Free USA Short Term ETF, Nomura Focused Large Growth ETF, Nomura Focused Emerging Markets Equity ETF, Nomura Focused International Core ETF, Nomura National High-Yield Municipal Bond ETF, Nomura Tax-Free USA ETF, and Nomura Transformational Technologies ETF (each, a “Fund,” and together, the “Funds”), each a series of Nomura ETF Trust (the “Trust”), to be voted at a joint special meeting of shareholders on September 9, 2026 at 12:00 p.m. Eastern Time, and at any adjournments or postponements thereof (such special meeting and any adjournments or postponements thereof are hereinafter referred to as the “Meeting”). The Meeting will be conducted exclusively via live webstream.

The Joint Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of the Joint Special Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number (888) 267-6485. This Joint Proxy Statement, the Notice of Joint Special Meeting of Shareholders and related proxy card(s) will be mailed to shareholders of the Funds beginning on or about June 29, 2026.

At the Meeting, shareholders of record of each Fund will be asked to elect eleven Trustees to the Board of Trustees of the Trust, and to act upon the transaction of such other business, if any, as may properly come before the Meeting.

The Board of Trustees of the Trust has unanimously approved each nominee and recommends that you vote “FOR” the election of each nominee.

Shareholders of record of the Funds as of the close of business on June 11, 2026 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth on Appendix A. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. All Funds will vote together as a single class, and the Funds will not vote separately on the election of each nominee.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

In this Joint Proxy Statement, Nomura ETF Trust is referred to as the “Trust.” The term “Board” refers to the Board of Trustees of the Trust, and the term “Trustee” refers to each trustee of the Trust. A Trustee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust is referred to in this Joint Proxy Statement as an “Interested Trustee.” A Trustee who is not an “interested person,” as defined in the 1940 Act, of the Trust is referred to in this Joint Proxy Statement as an “Independent Trustee.”

ELECTION OF TRUSTEES

Proposal

Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust (the “Proposal”).

Background

The Nomura Asset Management International (“Nomura”) family of mutual funds and ETFs currently consists of the nine active series of the Trust and 78 active series of the open-end management investment companies that comprise the Nomura Funds family of funds (the “Nomura Funds,” and, together with the Trust, the “Nomura Fund Complex”). The investment adviser of the Trust and the Nomura Funds is Delaware Management Company (“DMC”), a series of Nomura Investment Management Business Trust.

Currently, the Trust and the Nomura Funds are each overseen by separate boards of trustees with largely different individuals serving as board members. One individual currently serves as a Trustee of the Trust and the Nomura Funds. If approved by shareholders, the Proposal would establish a unified board comprised of a common group of members that oversees the entire Nomura Fund Complex (the “Unified Board”). The Unified Board would be composed of all of the existing board members of the Trust and the Nomura Funds, as discussed further below.

The Board determined that there are potential benefits to shareholders of the Trust to consolidating oversight of the funds in the Nomura Fund Complex by aligning the membership of the Board with the membership of the board of trustees of the Nomura Funds (the “Nomura Funds Board”) so that all funds in the Nomura Fund Complex are overseen by the same group of trustees. To establish the Unified Board, the Board is proposing that shareholders elect the following individuals to serve as Trustees of the Trust: (i) Brian A. Swain, a current trustee of the Trust, and Ann D. Borowiec, a current Trustee of the Trust and a current trustee/director of the Nomura Funds (each, a “Current Trustee” and collectively, the “Current Trustees”), and (ii) Shawn K. Lytle, Jerome D. Abernathy, Joseph W. Chow, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Frances A. Sevilla-Sacasa, Thomas K. Whitford and Christianna Wood, each a current trustee of the Nomura Funds (each, a “Nominee” and collectively with the Current Trustees, each, a “Nominee” or, together, the “Nominees”). See the table below for pertinent information about each of the Nominees. In furtherance of the effort to establish the Unified Board, the Nomura Funds Board intends to appoint Mr. Swain, a current trustee of the Trust, to the Nomura Funds Board in August 2026. The appointment of Mr. Swain as a Trustee of the Nomura Funds does not require shareholder approval under the Investment Company Act of 1940, as amended (the “1940 Act”).

Nominee	Independent or Interested Nominee	Existing Board Member?	Name of Trust Overseen by Existing Board Member
Brian A. Swain	Independent	Yes	Nomura ETF Trust
Ann D. Borowiec	Independent	Yes*	Nomura ETF Trust and Nomura Funds
Shawn K. Lytle	Interested	No	Nomura Funds
Jerome D. Abernathy	Independent	No	Nomura Funds
Joseph W. Chow	Independent	No	Nomura Funds
John A. Fry	Independent	No	Nomura Funds
Joseph Harroz, Jr.	Independent	No	Nomura Funds
Sandra A.J. Lawrence	Independent	No	Nomura Funds
Frances A. Sevilla-Sacasa	Independent	No	Nomura Funds
Thomas K. Whitford	Independent	No	Nomura Funds
Christianna Wood	Independent	No	Nomura Funds

* Ms. Borowiec was appointed to the Board of the Trust in April, 2026.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company, such as the Trust, to be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. As currently constituted, the Board of the Trust has two Trustees, one of whom (Mr. Swain) has been previously elected by shareholders and one of whom (Ms. Borowiec) has been appointed by the Board but not previously elected by shareholders. Accordingly, an election by shareholder vote must be held in order for the Trust’s Board to add the nine Nominees who are not Current Trustees (Mses. Lawrence, Sevilla-Sacasa and Wood and Messrs. Lytle, Abernathy, Chow, Fry, Harroz, Jr. and Whitford).

Section 16(a) of the 1940 Act and rules under the 1940 Act also require that, if at any time, the percentage of Trustees of the Trust that have been elected by shareholders becomes less than a majority, then the Board must hold a shareholder meeting to elect Trustees within 150 days of the Trust falling below the majority requirement. On May 15, 2026, a shareholder-elected Trustee of the Trust resigned from the Board in connection with her acceptance of a position with a large financial services firm. As a result, the Board currently falls below this majority requirement and must hold a shareholder meeting before October 12, 2026 to elect Trustees. The Trust has called the Meeting (scheduled for September 9, 2026) for the purpose of bringing the Trust back into compliance with the 1940 Act’s requirements, as well as to propose the board unification described herein because of the potential benefits to Trust shareholders of consolidating oversight of the funds in the Nomura Fund Complex.

Each Nominee has consented to being named in this Joint Proxy Statement and has agreed to serve (or continue to serve, as applicable) as a Trustee if elected. There is no reason to believe that any of the Nominees will become unable to serve or for good cause will not serve as a Trustee, but if that should occur before the Meeting, proxies may be voted for a replacement Nominee, if any, designated by the current Board members. If elected, the terms of office for the Nominees who are not Current Trustees are expected to commence on or about the date of the Meeting. Each Current Trustee holds office and, if elected as a Board member, the other Nominees will hold office, until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement or removal. The Board has determined that the number of its Board members shall be fixed at eleven to accommodate the Nominees, subject to any further changes in Board size permitted by applicable law.

Board Nomination Process and Summary of Factors Considered In Connection with Board Unification

Starting in September 2025, the Board and its Nominating and Corporate Governance Committee (the “Nominating Committee”), which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for trustees, have been engaged in active discussions regarding succession planning and evaluating potential alternatives to adding new individuals with complimentary qualifications, skills and experience in order to fill current and/or anticipated vacancies on the Board due to trustee retirements and resignations. On September 30, 2025, an Independent Trustee of the Trust resigned from the Board for personal reasons, and on October 15, 2025, an Interested Trustee of the Trust resigned from the Board in connection with his upcoming retirement from Macquarie (as defined below).

On December 1, 2025, the transaction between Nomura Holding America Inc. and Macquarie Group Limited (“Macquarie”) whereby Nomura acquired the equity interests of Macquarie’s US and European public investments business, including DMC, closed (the “Transaction”). In early 2026, as a result of the closing of the Transaction and Nomura’s strategic plan for the Nomura Fund Complex, Nomura recommended that the Board and the board of the Nomura Funds each consider a proposal to align the membership of the boards into the Unified Board so that all funds in the Nomura Fund Complex would be overseen by the same group of trustees to seek to further enhance the effectiveness and efficiency of board oversight across the Nomura Fund Complex. Accordingly, the Board and its Nominating Committee incorporated Nomura’s recommendation into its ongoing discussions regarding succession planning and evaluating potential alternatives to adding new individuals to the Board.

During the past several months, the Board and its Nominating Committee met on several occasions to consider the proposal to transition to a Unified Board. The Board’s Nominating Committee also met in a series of meetings to evaluate the candidacy of each of the Nominees, including their qualifications and experiences, and interviewed each of the Nominees. The Board also met on several occasions with representatives of Nomura to consider the proposal to transition to a Unified Board. Among the meetings held with Nomura was a Board meeting on May 18, 2026 (the “May Board Meeting”), at which representatives of Nomura presented to the Board on, among other things, Nomura’s rationale for the proposal to transition to a Unified Board, the background and history of the Trust and the Board, including the original rationale for establishing a separate, non-unified board to oversee the Trust, and the potential benefits to, and any associated costs to, the Trust’s shareholders and Nomura of a Unified Board structure. During the May Board Meeting, the Board reviewed the various potential benefits arising from the unified board structure, including potential benefits to (a) the Trust and its shareholders, (b) the Board, and (c) Nomura. During the course of its evaluation of the Board unification proposal, the Independent Trustees also met regularly with their independent legal counsel, outside the presence of the Interested Trustees, Trust officers, and representatives of Nomura, to consider and discuss matters relating to the alignment of the membership of the two boards.

At the conclusion of the May Board Meeting, the Board’s Nominating Committee unanimously selected and nominated each of the Nominees and recommended that the Board accept such selections and nominations. Based upon this recommendation, the Board, including its Independent Trustees, unanimously accepted the selections and nominations of such Nominees and voted to nominate each such Nominee for election by shareholders. In reaching its determination to select and nominate each of the Nominees, the Board’s Nominating Committee carefully evaluated the experience, demonstrated capabilities, commitment, reputation, background, knowledge of the investment business and general understanding of business and financial matters of each Nominee (as further described below). The Board’s Nominating Committee considered how each Nominee could be expected to contribute to overall diversity in the backgrounds, race, gender, skills, experiences and views of the Board’s members and thereby enhance the effectiveness of the Board. The Nominating Committee further determined that each Nominee showed a willingness to serve, would contribute positively to the work of the Board and is of high moral and ethical character. Each Nominee for Independent Trustee was recommended by the Board’s Nominating Committee, and the Nominee for Interested Trustee was recommended by Nomura.

In addition to evaluating each Nominee, the Trustees focused on the potential benefits to shareholders of the Trust of moving to a unified board structure in which a common group of members would oversee the entire Nomura Fund Complex, and considered a number of factors, including, but not limited to, the following (as well as other information described in this proxy statement):

•	In light of the convergence of mutual funds and ETFs as popular investment options, a unified board structure could benefit shareholders because a unified board will share greater combined expertise, including a broader and deeper collective understanding of mutual fund and ETF products and markets. A unified board will facilitate oversight of investment strategies offered by Nomura through both vehicles, including appropriate business considerations and conflicts of interest. In addition, a unified board may better able to serve shareholders in determining whether to offer a fund in a mutual fund or ETF format, to merge or convert funds from one format to the other or to offer substantially similar funds in both formats, as well as whether to add an ETF share class to a mutual fund or a mutual fund share class to an ETF.

•	An increase to the size of the Board would broaden the skill sets, backgrounds and depths of experiences brought to bear in oversight of the Funds on behalf of shareholders and better enable the Board to respond to complexities of registered fund governance and oversight (including compliance, regulatory and risk management oversight affecting both mutual funds and ETFs) and evolving market conditions, as well as the potential future growth of the Trust.

•	The election of the Nominees would address the Board’s current succession planning needs arising from recent resignations and retirements, as well as support future succession planning by resulting in a fully elected Board thus enabling the Board to fill potential vacancies resulting from unexpected resignations, departures, or retirements without incurring the time and expense associated with convening an additional shareholder meeting.

•	A larger, more diverse fund complex (consisting of the Trust and the Nomura Funds) may improve retention and attraction of qualified members to the Board in the future.

•	An increase in the size of the Board would provide an opportunity for the use of additional Board committees (or working groups comprised of subsets of Trustees) to provide greater focus on important matters, whether specific to a particular fund (or groups or types of funds) or complex wide, without diminishing the Board’s focus on the current needs of the Funds or its ability to continue to effectively oversee the current (and any future) Funds.

•	The unified board structure would promote efficiency and consistency in the oversight of all funds (both mutual funds and ETFs) in the Nomura Fund Complex, including by:

o	promoting the development of uniform compliance and governance policies (with consistent policies, consistently applied);

o	reducing some overlap of oversight obligations, as the Trust and the Nomura Funds are served by many of the same service providers and personnel and face similar issues with respect to certain of their fundamental activities (e.g., compliance, valuation, liquidity, risk management and financial reporting);

o	reducing the aggregate number of Board meetings and having matters of common interest between the Board and the Board of the Nomura Funds discussed at a single meeting of the Unified Board (as opposed to separately by each existing board at its own meeting), while preserving sufficient meeting time for the Board to continue to effectively oversee the current Funds and to support the anticipated growth of the Nomura ETF business; and

o	allowing for more efficient, effective and transparent communications across the Nomura Fund Complex, including communications among board members as well as communications between management and board members regarding Fund governance matters and Nomura’s strategic goals across its registered fund products.

•	Due to the current unitary fee arrangement in place for each Fund whereby DMC bears all of the Fund’s expenses (with certain exceptions), the shareholders of the Funds are not expected to incur any additional costs if the Board were to implement the Unified Board structure.

With respect to their consideration of the establishment of the Unified Board, the Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

INFORMATION ABOUT THE NOMINEES

The Nominees, their address, year of birth, position(s) held with the Trust, length of time served, number of funds in the Nomura Fund Complex he or she is expected to oversee following the establishment of the Unified Board, subject to shareholder approval of the Proposal, principal occupation(s) during the past five years and other directorships held during the past five years are set forth below. The address of each Nominee is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Birth Year	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Nomura Fund Complex Overseen or Expected to be Overseen by Nominee[1]	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Nominee During the Past Five Years
Nominees for Independent Trustees of the Trust
Brian A. Swain 1969	Chair, Current Trustee and Nominee	Since October 2023	87	Deputy Chief Investment Officer, Howard University (February 2018 – Present)	Director, Montgomery County, Maryland Employee Retirement Plan’s Investment Trust
Ann D. Borowiec 1958	Current Trustee and Nominee	Since April 2026	87	J.P. Morgan Chase & Co. (1987–2013)—Chief Executive Officer, Private Wealth Management (2011–2013)	None
Jerome D. Abernathy 1959	Nominee	N/A	87	Stonebrook Capital Management, LLC (financial technology: macro factors and databases)—Managing Member (1993–Present)	Computers for People (2023-Present) Hoboken Community Center (2026-Present)
Joseph W. Chow 1953	Nominee	N/A	87

Private Investor (2011–Present); State Street Bank and Trust Company (1996–2011)—Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer

					None
John A. Fry 1960	Nominee	N/A	87	Temple University—President (2024–Present) Drexel University—President (2010-2024)	Federal Reserve Bank of Philadelphia (2020–2025) Kresge Foundation (2018–Present)

					FS Credit Real Estate Income Trust, Inc. (2018–Present) vTv Therapeutics Inc. (2017–2024) Community Health Systems (2004–Present)
Joseph Harroz, Jr. 1967	Nominee	N/A	87

University of Oklahoma—President (2020–Present); Interim President (2019–2020); Vice President and Dean, College of Law (2010–2019)

Brookhaven Investments LLC (commercial enterprises) — Managing Member (2019–Present)

St. Clair, LLC (commercial enterprises)—Managing Member (2019–Present)

					OU Health, Inc. (2020–Present) Big 12 Athletic Conference (2019–July 1, 2024) Valliance Bank (2007–Present) Ivy Funds Complex (1998–2021) Southeastern Athletic Conference (July 1, 2024–Present)
Sandra A.J. Lawrence 1957	Nominee	N/A	87	Children’s Mercy Hospitals and Clinics (2005–2019)—Chief Administrative Officer (2016–2019)

Brixmor Property Group Inc. (2021–Present)

Sera Prognostics Inc. (biotechnology) (2021–Present)

Recology (resource recovery) (2021–2023)

Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018–Present)

National Association of Corporate Directors (2017–Present)

American Shared Hospital Services (medical device) (2017–2021)

Ivy Funds Complex (2019–2021)

Hall (Hallmark) Family Foundation & Chinquapin Trusts (1993-Present)

Frances A. Sevilla-Sacasa 1956	Nominee	N/A	87	Banco Itaú International—Chief Executive Officer (2012–2016); US Trust, Bank of America Private Wealth Management—President (2007-2008); U.S. Trust Corp.—President & CEO (2005-2007)

Invitation Homes Inc. (2023-Present)

Florida Chapter of National Association of Corporate Directors (2021–Present)

Callon Petroleum Company (2019–2024)

Camden Property Trust (2011–Present)

New Senior Investment Group Inc. (REIT) (2021)

Thomas K. Whitford 1956	Nominee	N/A	87	PNC Financial Services Group (1983–2013)—Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)
Christianna Wood 1959	Nominee	N/A	87	Gore Creek Capital, Ltd.—Chief Executive Officer and President (2009–Present); Capital Z Asset Management—Chief Executive Officer (2008-2009); California Public Employees’ Retirement	The Merger Fund (2013–2021), The Merger Fund VL (2013–2021), WCM Alternatives: Event-Driven Fund (2013–2021), and WCM Alternatives: Credit Event Fund (2017–2021)

				System (CalPERS)—Senior Investment Officer of Global Equity (2002–2008)	Grange Insurance (2013–Present) H&R Block Corporation (2008–2022)
Nominee for Interested Trustee of the Trust
Shawn K. Lytle[2] 1970	Nominee	N/A	87	Nomura Asset Management International[3]—Chief Executive Officer (2025-Present); Macquarie Asset Management[4] (2015–2025)—Head of Equities & Multi-Asset (2023–2025); Head of Americas of Macquarie Group (2017–2025); Global Head of Public Investments (2019–2023)	None
[1]	The Nomura Fund Complex consists of the 9 active series of the Trust and the 78 series of the Nomura Funds.
[2]	Shawn K. Lytle, if elected, will be an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an executive officer of DMC.
[3]	Nomura Asset Management is part of the Investment Management Division of the Nomura Group, which is a subsidiary of, and subject to the ultimate control of, Nomura Holdings, Inc., a publicly traded Japanese company.
[4]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group.

QUALIFICATIONS OF INDIVIDUAL NOMINEES

The following is a summary of each Nominee’s experience, qualifications, attributes and skills considered by the Board’s Nominating Committee and that served as a basis for the Board’s conclusion that each Nominee is qualified to serve (or continue to serve, as applicable) on the Board. The Board’s Nominating Committee considered the factors as its members deemed relevant to evaluating the Nominees and considered whether each Nominee possesses the requisite skills and attributes to carry out the applicable oversight responsibilities with respect to the Funds, including, as applicable, their positions as members of the Board or the Nomura Funds Board and their knowledge of Nomura, as well as their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the operations of the Funds. No one factor was decisive or controlling in the selection of an individual as a Nominee.

Nominee for Interested Trustee

Shawn K. Lytle — Mr. Lytle is Chief Executive Officer of Nomura Asset Management International, where he is responsible for overseeing the business, investment teams, and strategies for clients. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He also serves as the President of Nomura Funds (formerly, Macquarie Funds) and oversees registered vehicle governance in the US and Europe. Mr. Lytle is a member of the Nomura Asset Management International Executive Committee. He has more than 30 years of asset management experience. Before joining Macquarie in 2015, he held several management and equity investment roles at UBS Asset Management and various roles at J.P. Morgan Asset Management. Mr. Lytle is a member of the Investment Company Institute (ICI) Executive Committee. He is also a board member of OppNet and Philadelphia Financial Scholars, in addition to being the former Chairman of the National Association of Securities Professionals (NASP). He earned a Bachelor of Science in marketing from The McDonough School of Business at Georgetown University. He has served on the Nomura Funds Board since September 2015.

Nominees for Independent Trustee

Brian A. Swain — Mr. Swain has extensive experience in the investment management industry. Mr. Swain joined Howard University in February 2018 and is currently the Deputy Chief Investment Officer for Howard University’s investment office responsible for the management of the Endowment and Retirement Trust. He is also currently an appointed board member of Montgomery County Employee Retirement Plan’s Investment Trust in Maryland and has served since October 2021. Prior to joining Howard University, Mr. Swain worked for 28 years in various roles including Senior Managing Director and portfolio manager of Tiburon Capital Management LLC, co-founder and Chief Investment Officer for Quattro Global Capital LLC, analyst, head of research and portfolio manager for the Palladin Group LLC, and received credit and analytical training at Penn Mutual Life Insurance Company. Mr. Swain received a Bachelor of Science, Finance in 1990 from The Pennsylvania State University, is a chartered financial analyst (CFA), member of the CFA Institute and CFA Washington. He has served on the Board since October 2023.

Ann D. Borowiec — Ms. Borowiec has extensive experience in the banking, and wealth management industry. She is currently a private investor. She was previously the Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Co. from 2011 to 2013. During her 25 year career at J.P. Morgan, she served in a variety of senior roles including running the U.S. Private Bank, leading the global marketing team for Private Banking, and running Investor Relations for J.P. Morgan Chase & Co. Ms. Borowiec began her career in public accounting. She also has experience as a director of other corporate and not-for-profit boards, including, among others, Santander Bank N.A., Banco Santander International and the New Jersey Symphony. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. She has served on the Board since April 2026 and has served on the Nomura Funds Board since March 2015.

Jerome D. Abernathy — Mr. Abernathy has extensive experience in the investment management industry. He has been the Managing Member of Stonebrook Capital Management, LLC (financial technology: macro factors and databases) since 1993 and has served in various roles including Chief Investment Officer and Managing Partner. Prior to that, Mr. Abernathy served as a Managing Director at Guggenheim Investments, Director of Research at Moore Capital Management, and as a trader and researcher at Morgan Stanley. He also has experience as a director of other corporate and not-for-profit boards. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from the Massachusetts Institute of Technology. He has served on the Nomura Funds Board since January 2019.

Joseph W. Chow — Mr. Chow has extensive experience in the banking and financial services industry, including investments, risk management and business strategy. Mr. Chow is currently a private investor. He was previously at State Street Bank and Trust Company where he held a number of positions between 1990 and 2011, including Executive Vice President of Enterprise Risk Management, Executive Vice President of Emerging Economies Strategy, and Chief Risk and Corporate Administration Officer. He also has experience as a director of other corporate and not-for-profit boards, including Hercules Technology Growth Capital, Inc. Mr. Chow holds a B.A. degree from Brandeis University and a M.C.P. (city planning) and a M.S in Management (finance) from the Massachusetts Institute of Technology. He has served on the Nomura Funds Board since January 2013.

John A. Fry — Mr. Fry has extensive experience in higher education. Having served in senior management for four major institutions of higher learning, he has extensive experience overseeing areas such as finance, investments, risk management, internal audit, and information technology. He has been the President of Temple University since 2024. Prior to that, he served as President of Drexel University from 2010 to 2024; President of Franklin & Marshall College from 2002 to 2010; Executive Vice President of the University of Pennsylvania from 1995 to 2002; and as a management consultant for the higher education and non-profit sectors at Coopers & Lybrand’s National Higher Education Consulting Practice from 1990 to 1995 and KPMG Peat Marwick from 1982 to 1990. He also has extensive experience as a director of other corporate and not-for-profit boards, including, among others, the Federal Reserve Bank of Philadelphia, the Kresge Foundation and FS Credit Real Estate Income Trust Inc. Mr. Fry holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. He has served on the Nomura Funds Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz has extensive experience in higher education. He has been the President of the University of Oklahoma since 2020. Prior to that he served as the Interim President from 2019 to 2020, Dean of the College of Law from 2010 to 2019, General Counsel from 1997 to 2019 and Vice President of Executive Affairs from 1994 to 1997. Mr. Harroz is a Managing Member of Brookhaven Investments LLC and St. Clair, LLC, each commercial enterprises, since 2019. He also has experience as a director of other corporate and not-for-profit boards, including OU Health, Inc., Southeastern Athletic Conference, Big 12 Athletic Conference and Valliance Bank. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. He has served on the Nomura Funds Board since April 2021 and prior to that on the Board of Trustees of the Ivy Funds from November 1998 to April 2021, serving as chair of that board for more than a decade.

Sandra A.J. Lawrence — Ms. Lawrence has extensive experience in the healthcare and financial services sectors. She is currently a private investor. Ms. Lawrence was Chief Administrative Officer and Executive Vice President of Children’s Mercy Hospitals and Clinics from 2016 to 2019 and Chief Financial Officer and Executive Vice President from 2005 to 2016. Prior to that, she was Chief Financial Officer and Senior Vice President of Midwest Research Institute (MRI) from 2004 to 2005, Vice President and Administrator of Gateway, Inc. from 1998 to 2000, General Manager of Gateway’s Kansas City operation from 1997 to 1998, Director of MRI’s Statistics & Economics Center from 1995 to 1997, and President of Stern Brothers (investment bank) from 1992 to 1995. Ms. Lawrence also previously served as interim Chief Executive Officer of Frontier Medical Research, President and Chief Executive Officer of Global Packaging Solutions, Inc., and in various roles in commercial real estate development. She also has extensive experience as a director of other corporate, private, and not-for-profit boards. Ms. Lawrence holds a B.A. from Vassar College, an M.Arch from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School. She has served on the Nomura Funds Board since April 2021. Prior to that, she served on the Board of Trustees of the Ivy Funds from April 2019 to April 2021.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has extensive experience in banking and wealth management. She is currently a private investor and was CEO of Banco Itaú International, Miami, Florida, from April 2012 to December 2016. She served as Executive Advisor to the Dean of the University of Miami School of Business from August 2011 to March 2012, Interim Dean of the University of Miami School of Business from January 2011 to July 2011, President of US Trust, Bank of America Private Wealth Management from July 2007 to December 2008, President and CEO of US Trust Company from early 2007 until June 2007, and President of US Trust Company from November 2005 until June 2007. She previously served in a variety of roles with Citigroup’s private banking business, including President of Latin America Private Banking, President of Europe Private Banking, and Head of International Trust Business. She also has experience as a director of other corporate and not-for-profit boards. Ms. Sevilla-Sacasa holds a B.A. from the University of Miami and an M.B.A from the Thunderbird School of Global Management. She has served on the Nomura Funds Board since September 2011.

Thomas K. Whitford — Mr. Whitford has extensive experience in the banking and financial services industry. He is currently a private investor. He was the Vice Chairman of PNC Financial Services Group from 2009 to 2013. Prior to that, he held a number of other leadership positions at PNC, including Chairman of National City Bank (responsible for PNC’s integration of National City Corporation) from 2008 to 2009, Chief Administrative Officer from 2007 to 2008, Chief Risk Officer from 2002 to 2007, Chief Executive Officer of PNC’s Wealth Management business from 1997 to 2001 and other positions from 1983 to 1997. He also has previous experience as a director of other corporate and not-for-profit boards, including among others, HSBC North America Holdings Inc., HSBC Finance Corporation, Longwood Gardens and The Barnes Foundation. Mr. Whitford holds a B.S. from the University of Massachusetts and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Nomura Funds Board since January 2013 and has served as Chair of the Nomura Funds Board since January 2023.

Christianna Wood — Ms. Wood has extensive portfolio management experience in the institutional investment management industry. She has been the President and Chief Executive Officer of Gore Creek Capital, Ltd. since 2009. Prior to that she served as the Chief Executive Officer of Capital Z Asset Management (one of the largest independent sponsors of hedge funds) from 2008 to 2009 and as the Senior Investment Officer of Global Equity of the California Public Employees’ Retirement System (CalPERS) (the largest public pension plan in the United States) from 2002 to 2008. At CalPERS, in addition to the responsibility for their $150 billion global equity portfolio in internal and externally managed long-only and hedge fund strategies, Ms. Wood also had oversight responsibilities for CalPERS corporate governance program and ESG strategies. She has extensive experience as a non-executive director of numerous corporate and not-for-profit boards. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood was a 2018 Harvard University Advanced Leadership Fellow. She has served on the Nomura Funds Board since January 2019.

NOMINEE OWNERSHIP OF FUND SHARES

The following table provides information, as of December 31, 2025, regarding the dollar range of beneficial ownership by each Nominee in each series of the Trust that was active as of December 31, 2025.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Nominee for Interested Trustee
Shawn K. Lytle

$10,001-$50,000 (Nomura Energy Transition ETF)

$10,001-$50,000 (Nomura Tax-Free USA Short Term ETF)

$10,001-$50,000 (Nomura Global Listed Infrastructure ETF)

Over $100,000 (Nomura Focused Emerging Markets Equity ETF)

Over $100,000 (Nomura Focused Large Growth ETF)

Over $100,000
Nominees for Independent Trustees
Brian A. Swain	$1 - $10,000 (Nomura Global Listed Infrastructure ETF) $1 - $10,000 (Nomura Focused Large Growth ETF) $10,001-$50,000 (Nomura Focused Emerging Markets Equity ETF)	$10,001-$50,000

Ann D. Borowiec	N/A	Over $100,000
Jerome D. Abernathy	N/A	Over $100,000
Joseph W. Chow	N/A	Over $100,000
John A. Fry	N/A	Over $100,000
Joseph Harroz, Jr.	N/A	Over $100,000
Sandra A.J. Lawrence	N/A	Over $100,000
Frances A. Sevilla-Sacasa	N/A	Over $100,000
Thomas K. Whitford	N/A	Over $100,000
Christianna Wood	N/A	Over $100,000
[1]	The family of investment companies includes all series of the Trust and all series of the Nomura Funds.

TRUSTEE COMPENSATION

Set forth below is the compensation paid by the Trust to the current members of the Board for the fiscal year ending March 31, 2026. Due to the current unitary fee arrangement in place for each Fund whereby DMC bears all of the Fund’s expenses (with certain exceptions), DMC pays the costs of the Trustees’ compensation.

Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Brian A. Swain	$129,125	None	$129,125
Ann D. Borowiec[2]	N/A	None	N/A
[1]	Each Independent Trustee receives a total annual retainer fee of $105,000 for serving as a Trustee, plus $6,875 for each quarterly Board meeting and $1,800 for each special Board meeting that an independent Trustee participates in. The Chair of the Audit Committee receives an annual retainer of $8,500. The Chair of the Nominating Committee receives an annual retainer of $8,500. The Independent Chair of the Board additionally receives an annual retainer of $17,500.
[2]	Ms. Borowiec was appointed to the Board in April 2026.

Nominees who are not currently Independent Trustees of the Trust received no compensation from the Funds during the fiscal year ending March 31, 2026. The Nominees who are independent trustees of the Nomura Funds received compensation from the Nomura Funds for their service on the Nomura Funds Board.

Please see the “Impact of Unified Board on Board Governance Structure and Oversight Practices” section below for a discussion of potential changes to the Board’s current Trustee compensation methodology.

THE ROLE OF THE BOARD, BOARD LEADERSHIP STRUCTURE AND BOARD OVERSIGHT OF RISK MANAGEMENT

Board Leadership Structure. The Board has overall responsibility for the oversight of the Trust. The Chair of the Board is an Independent Trustee and the Chair of each Committee of the Board is an Independent Trustee. The Board has two standing Committees: the Audit Committee and the Nominating Committee. The role of the Chair of the Board is to preside at all meetings of the Board, to act as a liaison with DMC and other service providers, fund officers, legal counsel and other Trustees generally between meetings and to actively develop meeting agendas. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee, respectively, from time to time.

The Board has regular meetings four times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Board Role in Risk Oversight. Investing in general and the operation of a fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, DMC, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, counsel, and other parties, as appropriate, regarding risks faced by the Trust and the risk management programs of DMC and certain service providers. The actual day-to-day risk management with respect to the Trust resides with DMC and other service providers to the Trust. Although the risk management policies of DMC and the service providers are designed to be effective, those policies and their implementation vary among service providers and overtime, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or DMC, its affiliates or other service providers.

Board Meetings and Board Committees. During the fiscal year ended March 31, 2026, the Board met seven (7) times. The Trust does not have a policy with regard to attendance of Trustees at shareholder meetings. One (1) shareholder meeting for the Trust was held during the most recent fiscal year.

The Board has established the following standing Committees:

Nominating and Corporate Governance Committee. This Committee is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, Committee structure and governance, director education, and governance practices. The Committee currently consists of the Trust’s Independent Trustees: Ann D. Borowiec; and Brian A. Swain, Chair. The Nominating and Corporate Governance Committee met two (2) times during the fiscal year ended March 31, 2026. The Committee’s charter is included as Appendix B.

The Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Nomura ETF Trust at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; a statement confirming that, if nominated, the person is willing to serve; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

In evaluating nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience would complement the background, skills, and experience of Existing Board members or other nominees and will contribute to the diversity of the Board.

Audit Committee. This Committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the Trust’s Independent Trustees: Ann D. Borowiec and Brian A. Swain, Chair. The Audit Committee met five (5) times during the fiscal year ended March 31, 2026.

Impact of Unified Board on Board Governance Structure and Oversight Practices. The Board and the Nomura Funds Board do not have identical governance structures and oversight practices. The Board and the Nomura Funds Board each have an Audit Committee and a Nominating and Corporate Governance Committee, while the Nomura Funds Board also has a Compliance Committee, Investments Committee, and Committee of Independent Trustees. If all of the Nominees are elected by shareholders of the Trust, resulting in the proposed Unified Board, the Board will consider whether any changes to its current governance structure (including the number and nature of existing committees), committee practices, committee composition and committee charters would be appropriate in light of the alignment of the membership of the two boards. In anticipation of the potential Board unification, as well as Nomura mutual fund conversions to ETFs (including conversions anticipated to occur in November 2026), the Nomura Funds Board created a new committee effective August 2026 that is dedicated to the oversight of ETFs to ensure unique oversight matters are addressed and remain a key area of focus. In addition, if the Nominees are elected, it is expected that the members of the Board and the Nomura Funds Board would be compensated under the Nomura Funds’ compensation structure, which will be different from the compensation structure described above under the section entitled “Trustee Compensation”. Importantly, as a result of the unified fee structure for the Trust’s current ETFs, any change in Independent Trustee compensation will not result in additional expenses for shareholders for the current ETFs.

REQUIRED VOTE

If a quorum is present, each Nominee receiving a plurality of the votes cast at the Meeting will be elected as a Trustee of the Trust. The presence virtually or by proxy of shareholders holding one-third of the shares of the Trust entitled to vote at the Meeting constitutes a quorum for purposes of acting on the Proposal. All Funds will vote together as a single class, and the Funds will not vote separately on the election of each Nominee.

Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive votes from less than a majority of the votes cast. Because each Nominee is running uncontested for his or her Board seat, assuming a quorum is present, all eleven Nominees are expected to be elected as Trustees, as each Nominee who receives a single vote in his or her favor will be elected. Votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

The current officers of the Trust, their address, birth year, position(s) held with the Trust, length of time served and principal occupation(s) during the past five years are set forth below.

Name, Address and Birth Year	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Anthony Caruso 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1992	President and Chief Executive Officer	Since October 2025	Managing Director and Head of ETF Strategy, Nomura Asset Management,[1] since September 2023. ETF Investment Strategist, Co-Head of Product Specialists and Vice President, Dimensional Fund Advisors, 2021-2023. Vice President, J.P. Morgan, 2017-2021.
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Assistant Secretary	Since October 2023	David F. Connor has served in various capacities at different times at Nomura Asset Management.[2]
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Since October 2023	Richard Salus has served in various capacities at different times at Nomura Asset Management.[2]
Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Since October 2023	Daniel V. Geatens has served in various capacities at different times at Nomura Asset Management.[2]
Catherine A. DiValentino 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1979	Vice President, General Counsel and Secretary	Since October 2023	Associate General Counsel, Nomura Asset Management, since March 2022. Counsel, Faegre Drinker Biddle & Reath LLP, 2016-2022.
1	Nomura Asset Management is part of the Investment Management Division of the Nomura Group, which is a subsidiary of, and subject to the ultimate control of, Nomura Holdings, Inc., a publicly traded Japanese company.
2	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager as the Trust. Messrs. Connor, Geatens and Salus also serve in similar capacities for the Nomura Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“EY”) serves as the independent registered public accounting firm for the Funds. Representatives of EY are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Changes in Independent Registered Public Accounting Firms

At a meeting held on April 15, 2026, the Board, upon recommendation of the Audit Committee, approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) upon completion of services then-currently being performed by PwC related to the audit of each of the Nomura Energy Transition ETF, Nomura Focused Emerging Markets Equity ETF, Nomura Focused International Core ETF, Nomura Focused Large Growth ETF, Nomura Global Listed Infrastructure ETF, Nomura National High-Yield Municipal Bond ETF, Nomura Tax-Free USA ETF, Nomura Tax-Free USA Short Term ETF, and Nomura Transformational Technologies ETF’s March 31, 2026 financial statements, and approved the appointment of E&Y to serve as the independent registered public accounting firm for the Funds, beginning with the fiscal year ending March 31, 2027. PwC’s dismissal was not effective until the issuance of the March 31, 2026 financial statements on May 29, 2026.

For Nomura Energy Transition ETF, PwC’s reports on the financial statements for the fiscal years ended March 31, 2025 and March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Focused Emerging Markets Equity ETF, PwC’s reports on the financial statements for the period September 4, 2024 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Focused International Core ETF, PwC’s report on the financial statements for the period June 17, 2025 (commencement of operations) through March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Focused Large Growth ETF, PwC’s reports on the financial statements for the period May 14, 2024 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Global Listed Infrastructure ETF, PwC’s reports on the financial statements for the fiscal years ended March 31, 2025 and March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura National High-Yield Municipal Bond ETF, PwC’s reports on the financial statements for the period March 5, 2025 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Tax-Free USA ETF, PwC’s report on the financial statements for the period January 12, 2026 (commencement of operations) through March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Tax-Free USA Short Term ETF, PwC’s reports on the financial statements for the fiscal years ended March 31, 2025 and March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For Nomura Transformational Technologies ETF, PwC’s report on the financial statements for the period January 12, 2026 (commencement of operations) through March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, for the periods recited above and during the subsequent interim period through May 29, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the periods recited above and during the subsequent interim period through May 29, 2026, neither the Board nor anyone on its behalf has consulted with E&Y at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

The Funds have provided PwC with a copy of the above statements and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated June 8, 2026, is attached to the Trust’s Form N-CSR dated March 31, 2026 as Exhibit 99. The Trust’s Form N-CSR is filed with the SEC and can be found on the EDGAR database on the SEC website at sec.gov.

Audit Fees. Below are the aggregate fees billed by PwC in the Funds’ last two fiscal years for audit fees. Audit fees refer to performing an audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2025	2026
$181,000	$337,342

Audit-Related Fees. Below are the aggregate fees billed by PwC in the Funds’ last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Funds’ financial statements, and are not reported under “Audit Fees” above. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

2025	2026
$1,374,878	$1,686,500

Tax Fees. There were no fees billed by PwC in the Funds’ last two fiscal years for professional services rendered by PwC for tax compliance, tax advice, and tax planning.

All Other Fees. There were no fees billed by PwC in the Funds’ last two fiscal years for products and services provided by PwC, other than the services reported above.

None of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed by PwC in the Funds’ last two fiscal years for services rendered to the Funds and to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds (collectively, “Fund Affiliated Entities”).

2025	2026
$16,391,075	$2,194,368

During the past two fiscal years, all non-audit services provided by PwC to Fund Affiliated Entities that were required to be pre-approved were pre-approved by the Audit Committee. Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Procedures. The Audit Committee has established pre-approval policies and procedures with respect to services provided by the Funds’ independent registered public accounting firms (the “Pre-Approval Policy”). Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the Funds up to the specified fee limits.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the Fund Affiliated Entities up to the specified fee limit. This fee limit is based on aggregate fees to the Fund Affiliated Entities.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the Funds’ independent registered public accounting firms to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Trust is generally not required to hold annual meetings of shareholders, and the Trust currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of their Fund’s shareholders should send such proposals to the Trust’s Secretary at 100 Independence, 610 Market Street, Philadelphia, PA 19106. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

OWNERSHIP OF THE FUNDS

Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment, postponement or delay thereof. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Joint Proxy Statement.

Appendix C sets forth the persons who owned of record 5% or more of the outstanding shares of the Funds as of April 30, 2026. On that date, the Nominees and officers of the Funds, together as a group, beneficially owned less than 1% of each Fund’s outstanding shares.

OWNERSHIP OF FUND SHARES BY NOMURA AND ITS AFFILIATES

With respect to each Fund, Nomura or one of its affiliates provided initial seed capital to the Fund in an amount sufficient for the operation of the Fund (such Fund shares are referred to herein as the “Nomura Owned Shares”). Nomura intends to vote FOR the election of each Nominee for all proxies relating to the Nomura Owned Shares.

In addition, certain Nomura sponsored mutual funds for which DMC acts as investment adviser own shares of certain of the Funds (such Fund shares are referred to herein as the “Affiliated Fund Held Shares”). The boards of these Nomura mutual funds have delegated proxy voting responsibility with respect to the funds’ portfolio holdings to DMC pursuant to the terms of the funds’ investment advisory agreements with DMC. Accordingly, DMC has the authority to vote on behalf of these Nomura mutual funds with respect to the Affiliated Fund Held Shares.

With respect to the Affiliated Fund Held Shares, DMC will vote such shares consistent with its proxy voting policies and procedures. Pursuant to DMC’s proxy voting procedures, DMC has reviewed any potential material conflicts of interest that may arise with respect to DMC voting the proxies relating to the Affiliated Fund Held Shares. Following careful analysis and consideration, DMC has determined that there are no material conflicts of interest that arise with respect to DMC voting the proxies with respect to the Affiliated Fund Held Shares. In reaching its conclusion, DMC considered a number of factors, including, the following:

•	ten of the eleven Nominees are not affiliated persons of, and do not have a material relationship with, Nomura or any of its affiliates, and would be Independent Trustees of the Trust if elected;

•	The Board’s Nominating Committee, which is solely made up of Independent Trustees, unanimously selected and nominated Mr. Lytle, an affiliated person of Nomura, as a nominee for Interested Trustee; and

•	The Board, which is solely made up of Independent Trustees, and based upon the recommendation of the Board’s Nominating Committee, has unanimously voted to nominate each Nominee for election by the shareholders of the Trust as a Trustee of the Trust.

Based on its considerations, DMC concluded that the election of each Nominee is in the best interests of the Trust and its shareholders and DMC anticipates that the proxies with respect to the Affiliated Fund Held Shares will be voted FOR the election of each Nominee.

The table below shows, as of the Record Date, the approximate percentage of Nomura Owned Shares in each Fund, the approximate percentage of Affiliated Fund Held Shares in each Fund, the approximate total voting power of Nomura and its affiliates in each Fund and the approximate total voting power of Nomura and its affiliates at the Trust-level.

Fund	Approximate Nomura Owned Shares	Approximate Affiliated Fund Held Shares	Approximate Total Voting Power
Nomura Energy Transition ETF	67.74%	0.00%	67.74%
Nomura Focused Emerging Markets Equity ETF	0.00%	0.00%	0.00%
Nomura Focused International Core ETF	6.03%	33.10%	39.13%
Nomura Focused Large Growth ETF	0.00%	40.89%	40.89%
Nomura Global Listed Infrastructure ETF	72.00%	0.00%	72.00%
Nomura National High-Yield Municipal Bond ETF	44.86%	0.00%	44.86%
Nomura Tax-Free USA ETF	78.00%	0.00%	78.00%
Nomura Tax-Free USA Short Term ETF	38.00%	0.00%	38.00%
Nomura Transformational Technologies ETF	9.15%	43.87%	53.01%
Approximate Trust-Level Voting Power	—	—	33.47%

Based on the foregoing voting authority, Nomura has the ability to control whether the Proposal is approved.

REVOCATION OF PROXIES

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Joint Proxy Statement) or by attending the Meeting via live webstream and voting at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each of the Nominees and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

QUORUM, VOTING AND ADJOURNMENT

For each Fund, the presence at the Meeting, via live webstream or by proxy, of one-third of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund. Executed proxy cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal. Because the Proposal is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on the Proposal.

If a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the applicable Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via live webstream or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to “withhold” from voting on the Proposal.

The Meeting will be conducted exclusively via live webstream. To participate in the Meeting, you must request the Meeting credentials by emailing sfs-meetinginfo@sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting. Requests for registration should be received no later than 12:00 p.m., Eastern time, the day prior to the Meeting. If you have any questions about the proposal or how to vote, you may call Sodali & Co. Fund Solutions (“SFS”) at: (888) 267-6485 and a representative will assist you.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email SFS, at sfs-meetinginfo@sodali.com no later than 12:00 p.m., Eastern time, the day prior to the Meeting. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to SFS at sfs-meetinginfo@sodali.com and put “Legal Proxy” in the subject line. SFS will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting.

If you have any questions prior to the Meeting, please call SFS at: (888) 267-6485. For technical assistance during the Meeting, please contact SFS at: SFS-Info@Sodali.com or call (888) 267-6485.

Whether or not you plan to attend the Meeting virtually, your vote is needed.

SOLICITATION OF PROXIES

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers or employees or representatives of DMC or one of its affiliates or by a proxy soliciting firm retained by DMC. DMC has retained SFS as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and electronic communications. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $55,000, to be borne by DMC or its affiliates pursuant to the Funds’ unitary fee arrangement with DMC. The Funds will not bear any costs associated with the proxy solicitation. The Trust’s officers, and those employees and representatives of DMC or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

SERVICE PROVIDERS

Adviser. DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106, serves as the investment adviser to the Funds.

Distributor. Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of the Funds’ shares.

Custodian, Fund Accountant and Transfer Agent. JPMorgan Chase Bank, N.A., located at 70 Fargo Street, Boston, MA 02210, serves as the custodian, fund accountant and transfer agent for the Funds.

SHAREHOLDER REPORTS

To receive a free copy of the Funds’ annual or semiannual shareholder reports, write to us at Nomura ETF Trust, c/o Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or call toll-free 844 469-9911. The shareholder reports are also available, free of charge, through the Funds’ website at global.nomuraassetmanagement.com/investments/etf. You may also obtain additional information about the Funds from your financial advisor.

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, the Trust may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trust through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to the Trust’s underwriter at their address set forth above.

By Order of the Board of Trustees

/s/ Anthony Caruso

Anthony Caruso

President and Chief Executive Officer of the Trust

APPENDIX A

FUND SHARES ISSUED AND OUTSTANDING

AS OF THE RECORD DATE

Fund	Shares Issued and Outstanding
Nomura Global Listed Infrastructure ETF	250,000
Nomura Energy Transition ETF	279,000
Nomura Tax-Free USA Short Term ETF	500,000
Nomura Focused Large Growth ETF	9,825,000
Nomura Focused Emerging Markets Equity ETF	9,150,000
Nomura Focused International Core ETF	3,000,000
Nomura National High-Yield Municipal Bond ETF	2,350,000
Nomura Tax-Free USA ETF	250,000
Nomura Transformational Technologies ETF	8,027,764

A-1

APPENDIX B

NOMURA ETF TRUST

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Nomura ETF Trust (the “Trust” and each of its series, a “Fund” and together, the “Funds”) shall be comprised of all of the members of the Board who are: (i) not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) independent as defined in Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended, and (iii) independent pursuant to the listing standards of any national securities exchange on which any Fund is listed.

The members of the Committee shall be elected by the Board. One member of the Committee shall be designated by the Board as the Committee’s Chair (the “Chair”). The Chair shall preside at all Committee meetings at which he or she is present and shall have such other duties and authority as may be determined by the Committee. The Board may remove any member of the Committee (including the Chair) at any time with or without cause. The Chair and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.	Independent Trustees. The Committee shall make recommendations to the Board regarding nominations for individuals to serve as Independent Trustee on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser, affiliates of such investment adviser, and other principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations, and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial, or family relationships with service providers. In addition to evaluating a candidates’ independence, the Committee shall consider other factors that the Committee may deem relevant, which may include but shall not be limited to:

•	the person’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences;

•	whether the person’s professional experience, education, skills and other individual qualities and attributes (including, but not limited, gender, race or national origin) would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations;

•	the character and integrity of the person;

•	whether or not the person has any statutory disqualifications; and

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee of the Funds.

2.	Chair of the Board. The Committee shall nominate an individual to serve as the Chair of the Board.

3.	Committees. The Committee shall annually review the membership of and annually recommend to the Board persons to serve as chairpersons and members of each standing committee of the Board. The Committee shall also make recommendations to the Board regarding persons to serve as chairpersons and members of any new standing committee established by the Board.

4.	Interested Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations to the Board regarding Trustee membership on the Board for “interested persons” as defined in 2(a)(19) of the 1940 Act.

5.	Shareholder Recommendations. In the event that there is a vacancy on the Board, the Committee shall consider any proper and timely submitted shareholder recommendations for nominations to the Board. At all other times, the Committee may but need not consider any shareholder recommendations for nominations to the Board, unless required to do so under law.

6.	Board Composition. The Committee shall periodically review the composition of the Board, including the number of Trustees and Board diversity, to determine whether it may be appropriate to recommend the addition of individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.	The Committee shall review and make recommendations to the Board with respect to the size, structure, processes, and practices of the Board and the committees of the Board.

2.	The Committee shall review the continued appropriateness of existing committees of the Board and consider the addition of new committees of the Board.

3.	The Committee shall oversee and coordinate with independent trustee counsel the annual self-assessment of the Board and each of its committees (including the Committee).

4.	The Committee shall make such inquiries as it deems necessary with respect to proposed or continuing service on competitive boards by Independent Trustees.

5.	The Committee shall review on an annual basis the investments in the Funds by each Independent Trustee.

6.	The Committee shall oversee educational sessions of the meetings of the Board.

7.	The Committee shall oversee the orientation process for new Trustees.

8.	The Committee shall periodically review the amount of compensation payable to the Independent Trustees and report its findings and recommendations to the Board.

9.	The Committee shall periodically monitor the performance of legal counsel for the Independent Trustees.

10.	The Committee shall facilitate shareholder communications to the Funds’ Board and shall review and respond, as appropriate, to shareholders who communicate with the Board.

Other Authority and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s). Without intending any limitation on the generality of the foregoing, the Committee is authorized to engage an independent consultant to review the Board’s compensation structure.

2.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

3.	The Committee shall review annually Director and Officer insurance matters and report its findings and recommendations to the Board.

4.	The Committee shall review annually the compensation for the Funds’ Chief Compliance Officer and report its findings and recommendations to the Board.

5.	The Committee shall perform such other functions and exercise such other authority as delegated to it from time to time by the Board.

Revised and approved: December 1, 2025

APPENDIX C

SHARE OWNERSHIP AS OF APRIL 30, 2026

Nomura Global Listed Infrastructure ETF
Name and Address	% Ownership
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	65.81%
PRINCIPAL BANK DES MOINES, IA 50392	12.95%
J.P. MORGAN SECURITIES LLC NEW YORK, NY 10200	6.36%

Nomura Energy Transition ETF
Name and Address	% Ownership
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	68.14%
J.P. MORGAN SECURITIES LLC NEW YORK, NY 10200	6.36%

Nomura Tax-Free USA Short Term ETF
Name and Address	% Ownership
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	77.17%
J.P. MORGAN SECURITIES LLC NEW YORK, NY 10200	5.73%

Nomura Focused Large Growth ETF
Name and Address	% Ownership
THE BANK OF NEW YORK MELLON BETHESDA, MD 20800	9.39%

Nomura Focused Emerging Markets Equity ETF
Name and Address	% Ownership
TRUIST ADVISORY SERVICES, INC. CHARLOTTE, NC 27103	5.07%

Nomura Focused International Core ETF
Name and Address	% Ownership
THE BANK OF NEW YORK MELLON BETHESDA, MD 20800	12.12%
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	11.78%

C-1

Nomura National High-Yield Municipal Bond ETF
Name and Address	% Ownership
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	49.31%

Nomura Tax-Free USA ETF
Name and Address	% Ownership
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	78.01%
RBC CAPITAL MARKETS, LLC NEW YORK, NY 10281	12.17%
J.P. MORGAN SECURITIES LLC NEW YORK, NY 10200	9.58%

Nomura Transformational Technologies ETF
Name and Address	% Ownership
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION PHILADELPHIA, PA 19100	18.54%
THE BANK OF NEW YORK MELLON BETHESDA, MD 20800	9.56%

C-2

LOGO HERE

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the instructions on the proxy card.
VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the instructions on the proxy card.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the postage-paid envelope provided.

Please detach at perforation before mailing.

NOMURA ETF TRUST

FUND NAME HERE

PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NOMURA ETF TRUST. The undersigned shareholders of the above-mentioned Fund, revoking all prior proxies, hereby appoints Aaron C. Buser, Catherine A. DiValentino and Emilia P. Wang and each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the above-mentioned Fund standing in the name of the undersigned at the close of business on June 11, 2026 (the “Record Date”), at the Joint Special Meeting of Shareholders to be held on September 9, 2026, at 12 p.m. ET via live webstream, and at any and all adjournments or postponements thereof (the “Joint Special Meeting”), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given), and instructs them to vote in respect of all shares of the Fund in their discretion upon matters that may be properly acted upon at this Joint Special Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and of the accompanying Proxy Statement.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Nomura-100428

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on September 9, 2026.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/nomuraetfs2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal. If any other matters are properly brought before the Joint Special Meeting, the proxy holders will vote, act, and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.	Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust:						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT*
							☐	☐	☐
	(1)	Brian A. Swain	(5)	Joseph W. Chow	(9)	Frances A. Sevilla-Sacasa
	(2)	Ann D. Borowiec	(6)	John A. Fry	(10)	Thomas K. Whitford
	(3)	Shawn K. Lytle	(7)	Joseph Harroz, Jr.	(11)	Christianna Wood
	(4)	Jerome D. Abernathy	(8)	Sandra A.J. Lawrence

	*To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee(s) number on the line below.
	_______________________________

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

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